Gain on Sale and (Write-down) of Vessels	9 Months Ended
Sep. 30, 2018
Property, Plant and Equipment [Abstract]
Gain on Sale and (Write-down) of Vessels
Gain on Sale and (Write-down) of Vessels

During the nine months ended September 30, 2018, the carrying value of the Cidade de Rio das Ostras and Piranema Spirit FPSOs were written down to their estimated fair values, using a discounted cash flow valuation, as a result of a reassessment of the future redeployment assumptions for both units. The Partnership's consolidated statement of loss for the nine months ended September 30, 2018 includes a $180.2 million write-down related to these vessels. The write-down is included in the Partnership's FPSO segment.

During the nine months ended September 30, 2018, the Partnership sold a 1998 built shuttle tanker, the Navion Britannia, for net proceeds of $10.4 million. The Partnership's consolidated statement of loss for the nine months ended September 30, 2018 includes a $2.6 million gain related to the sale of this vessel. The gain on sale is included in the Partnership's shuttle tanker segment.

During the nine months ended September 30, 2018, the carrying value of the Nordic Spirit and Stena Spirit shuttle tankers were written down to their estimated fair values, using appraised values, due to the redelivery of these vessels from their charterer after completing their bareboat charter contracts in May 2018 and the resulting change in the expectations for the future opportunities for the vessels. The Partnership's consolidated statement of loss for the nine months ended September 30, 2018 includes a $29.7 million write-down related to these vessels, of which $14.8 million is included in a 50%-owned subsidiary of the Partnership. The write-down is included in the Partnership's shuttle tanker segment.